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                                  EXHIBIT 10.50

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. SECTIONS 200.80 (B)(4),
                                                                   AND 240.24B-2

                 THIRD AMENDMENT OF THE COLLABORATION AGREEMENT

      This THIRD AMENDMENT OF THE COLLABORATION AGREEMENT (this "THIRD AMENDMENT") is made and entered into as of March 16, 2004, by and between EPIMMUNE INC. (the "COMPANY") and INNOGENETICS, NV ("INNOGENETICS") (collectively referred to herein as the "PARTIES").

                                R E C I T A L S

      WHEREAS, the Company and Genencor International, Inc. ("GENENCOR") entered into that certain Collaboration Agreement, dated July 9, 2001 (the "COLLABORATION AGREEMENT"), as amended by the First Amendment of the Collaboration Agreement, dated October 16, 2002 ( the "FIRST AMENDMENT"), and the Second Amendment of the Collaboration Agreement, dated October 7, 2003 (the "SECOND AMENDMENT").;

      WHEREAS, Genencor proposes to assign its rights and obligations under the Collaboration Agreement, as amended by the First Amendment and the Second Amendment, to Innogenetics in connection with the sale to Innogenetics of substantially all of its business assets relating to vaccines for the prevention and/or treatment of hepatitis B virus infections, hepatitis C virus infections and human papilloma virus infections (the "TRANSACTION"); and

      WHEREAS, contingent on and at the time of Genencor assigning to Innogenetics its rights and obligations under the Collaboration Agreement, as amended by the First Amendment and the Second Amendment,, the Parties wish to amend the Collaboration Agreement as amended by the First Amendment and the Second Amendment, on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby mutually agree as follows:

      1. EFFECTIVE DATE. This Third Amendment shall become effective upon the date Genencor assigns to Innogenetics its rights and obligations under the Collaboration Agreement as amended by the First Amendment and the Second Amendment ("Effective Date"), and subject to the condition precedent of Genencor assigning its rights and obligations under the Collaboration Agreement as amended by the First Amendment and the Second Amendment. In the event that Innogenetics provides the Company with written notice of the termination of the Transaction within

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[...***...] after the Effective Date, effective upon the date of such notice, this Third Amendment shall automatically terminate and shall be void and have no further effect. The Parties acknowledge that, as of the Effective Date, references to Genencor in the Collaboration Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment shall be amended so as to replace "GCOR" with "Innogenetics".

      2.    AMENDMENT TO COLLABORATION AGREEMENT.

            (a) SECTION 4.1. As of the Effective Date, Section 4.1 of the Collaboration Agreement, as amended in the First Amendment and the Second Amendment, is hereby further amended and restated in its entirety as follows:

      "4.1  (a)   Funding Subject to the terms and conditions set forth herein, during the Collaboration Term GCOR shall fund annually up to [...***...] EPMN FTEs at $[...***...]/FTE for the work performed under the WORk Plan. This payment is based on the man-month(s) expended by EPMN in support of the Program.

            (b) Funding - Extended Term. Subject to the terms and conditions set forth herein, during the Extended Term GCOR shall fund annually between [...***...] and [...***...] EPMN FTEs at $[...***...]/FTE
            for the work performed under the Work Plan. This payment is based on the man-month(s) expended by EPMN in support of the Program.

            (c) Funding - Second Extended Term. Subject to the terms and conditions set forth herein, during the Second Extended Term GCOR shall fund annually between [...***...] and [...***...] EPMN FTEs at $[...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by EPMN in support of the Program."

            (b) SECTION 5.1 AND 5.2. As of the Effective Date, Sections 5.1 and 5.2, including Table I, [...***...]. For the avoidance of doubt, it is understood that [...***...].

            (c) SECTION 8.1. As of the Effective Date, Section 8.1 of the Collaboration Agreement is hereby amended and restated in its entirety as follows:

      "8.1  (a)   Term. This Agreement, unless terminated sooner as provided elsewhere herein, shall expire on September 1, 2004 (the "TERM"), which term can be extended by mutual agreement of the Parties. ,

            (b) Extended Term. Between September 1, 2003 and September 1, 2004 (the "EXTENDED TERM"), GCOR may terminate this Agreement at any time, by providing three months prior written notice.

                                              * CONFIDENTIAL TREATMENT REQUESTED

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            (c)   Second Extended Term. Between September 2, 2004 and September
            30, 2005 (the "SECOND EXTENDED TERM"), GCOR may terminate this Agreement at any time, by providing three months prior written notice.

      2. OTHER TERMS REMAIN IN EFFECT. All terms and conditions of the Collaboration Agreement, as amended in the First and the Second Amendment, which are not modified by this Third Amendment, shall remain in full force and effect. From and after the Effective Date, for purposes of the Collaboration Agreement, the term "Agreement" shall be deemed to mean the Collaboration Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment.

      3. MISCELLANEOUS. This Third Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of Innogenetics and the Company. Parties agree that no press release or other communication will be issued relating to the existence or the terms and conditions of this Third Amendment before the Effective Date mentioned herein.

IN WITNESS WHEREOF, the Parties have executed this THIRD AMENDMENT OF THE COLLABORATION AGREEMENT as of the date first above written.

INNOGENETICS, NV                         EPIMMUNE INC.

By:   /s/ Philippe Archinard             By:   /s/ Robert J. De Vaere
     -------------------------------          -----------------------------

Name:  Philippe Archinard                Name:  Robert J. De Vaere

Title:       CEO                         Title:         CFO

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